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Exhibit 99.2

Q3 2021

Management Report

November 9, 2021

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Contents

■	Q3 2021 Results

–  Overview

–  Key Financial & Operating Metrics

–  Revenue by Geographic Area

■	Q3 2021 Non-GAAP Results

–  Reconciliation of GAAP to Non-GAAP Net Income (Loss)

–  Reconciliation of GAAP to Non-GAAP Spending by Function

■	Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ third quarter of 2021 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Third Quarter 2021 Results

Q3 2021 Key Metrics	financial results Summary
Revenue: $29.6M
GAAP Gross Margin: 63%

■    Q3 2021 Total revenues of $29.6M, up 8% over Q2 2021, and up 28% over Q3 2020.

■    Q3 2021 Analytics revenue of $27.2M, up 39% over Q2 2021, and up 90% over Q3 2020.

■    Q3 2021 Integrated yield ramp revenue of $2.4M, down 70% over Q2 2021 and down 73% over Q3 2020.

Non-GAAP Gross Margin: 66%
GAAP EPS: ($0.06)
Non-GAAP EPS: $0.06
Operating Cash Flow: $4.0M
Capital Expenditures: $1.6M

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Key Financial & Operating Metrics – Quarterly

(in thousands, except share data, which is in millions, and percentages)

	Q3’21	Q2’21	Q1’21	Q4’20	Q3’20
Revenues	$ 29,555	$ 27,419	$ 24,200	$ 22,367	$ 23,112
GAAP Gross Margin	63%	61%	56%	56%	59%
Non-GAAP Gross Margin	66%	65%	61%	61%	63%
Outstanding Debt	$ 0	$0	$0	$0	$0
Operating Cash Flow	$ 4,022	$ 8,130	($ 8,325)	$ 10,908	$ 245
Capital Expenditures (CAPEX)	$ 1,592	$ 535	$ 586	$ 1,603	$ 1,425
$ Shares Repurchased	$ 0	$ 0	$ 4,523	$ 0	$ 0
Weighted Average Common Shares Outstanding	37.2	37.0	37.0	36.7	35.5
Effective Tax Rate Benefit (Expense)	(27)%	(2)%	(14)%	(375)%	25%

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Key Financial & Operating Metrics – Year to Date

(in thousands, except share data, which is in millions, and percentages)

	Nine Months Ended September 30,
	2021	2020	2019
Revenues	$ 81,174	$ 65,679	$ 63,023
GAAP Gross Margin	60%	59%	61%
Non-GAAP Gross Margin	64%	64%	66%
Outstanding Debt	$ 0	$0	$0
Operating Cash Flow	$ 3,827	$ 10,875	$ 23,011
Capital Expenditures (CAPEX)	$ 2,713	$ 5,365	$ 6,891
$ Shares Repurchased	$ 4,523	$ 0	$ 9,638
Weighted Average Common Shares Outstanding	37.1	33.7	32.4
Effective Tax Rate Benefit (Expense)	(12)%	37%	26%

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Revenue by Geographic Area – Quarterly

(Dollars in thousands)

	Q3’21	Q2’21	Q1’21	Q4’20	Q3’20
North America	$ 14,037	$ 12,211	$ 8,608	$ 10,525	$ 7,754
% of Total	47%	45%	35%	47%	34%
Europe	$ 4,325	$ 3,958	$ 4,331	$ 3,602	$ 3,581
% of Total	15%	14%	18%	16%	15%
APAC	$ 11,193	$ 11,250	$ 11,261	$ 8,240	$ 11,777
% of Total	38%	41%	47%	37%	51%
Total revenues	$ 29,555	$ 27,419	$ 24,200	$ 22,367	$ 23,112

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Revenue by Geographic Area – Year to Date

(Dollars in thousands)

	Nine Months Ended September 30,
	2021	2020	2019
North America	$ 34,856	$ 26,409	$ 25,401
% of Total	43%	40%	40%
Europe	$ 12,614	$ 11,125	$ 10,002
% of Total	16%	17%	16%
APAC	$ 33,704	$ 28,144	$ 27,619
% of Total	42%	43%	44%
Total revenues	$ 81,174	$ 65,678	$ 63,023

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP gross margin excludes stock-based compensation expense and the amortization of acquired technology. Non-GAAP net income (loss) exclude the effects of non-recurring items (including expenses related to an arbitration proceeding for a disputed customer contract), acquisition-related costs, write-down in value of property and equipment, stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjustments for the non-cash portion of income taxes, tax impact of the CARES Act and valuation allowance for deferred tax assets. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items and acquisition-related costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company’s financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

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Reconciliation of GAAP to Non-GAAP Net (Loss) Income

Quarterly	(in thousands, except for shares and per share amounts)

	Q3’21	Q2’21	Q1’21	Q4’20	Q3’20

GAAP net loss	($ 2,407)	($ 4,484)	($ 7,597)	($ 33,449)	($ 2,734)
Adjustments to reconcile GAAP net loss to non-GAAP net income (loss):
Stock-based compensation expense	3,363	2,742	3,369	2,987	3,130
Amortization of acquired technology	454	536	535	274	144
Amortization of other acquired intangible assets	314	314	314	220	174
Expenses of arbitration (1)	341	558	295	268	366
Acquisition-related costs (2)	—	—	—	752	—
Write-down in value of property and equipment	—	—	—	179	—
Tax impact of reconciling items (3)	—	—	—	1,931	(955)
Tax impact of the CARES Act (4)	—	—	—	1,099	—
Tax impact of valuation allowance for deferred tax assets (5)	334	52	1,166	24,471	—
Non-GAAP net income (loss)	$ 2,399	($ 282)	($ 1,918)	($ 1,268)	$ 125
GAAP net loss per diluted share	($ 0.06)	($ 0.12)	($ 0.21)	($ 0.91)	($ 0.08)
Non-GAAP net income (loss) per diluted share	$ 0.06	($ 0.01)	($ 0.05)	($ 0.03)	$ 0.00
Shares used in net income (loss) per diluted share calculation	37,916	37,004	36,974	36,727	36,727

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.
(3)	Tax impact of reconciling items for the fourth quarter of 2020 pertains to the reversal of prior quarters’ tax impact due to a full valuation allowance recognized against the U.S. deferred tax assets (DTA) on a GAAP basis. The above reconciling items do not have any tax expense or benefit on a GAAP basis for the year ended December 31, 2020 due to the full valuation allowance offsetting any tax impact from reconciling items.
(4)	The Company recognized a discrete tax benefit recognized from the carryback of net operating losses (NOLs) under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted in March 2020. Due to the full valuation allowance against U.S. DTA recognized in the fourth quarter of 2020, there is no tax benefit from the released tax attributes. The Company does not have any NOLs on a non-GAAP basis and, therefore, it did not recognize this discrete tax benefit in calculating its non-GAAP tax expense and net income (loss).
(5)	The Company's GAAP tax expense is higher year-to-date compared to the non-GAAP tax expense, primarily due to the GAAP full U.S. federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full US federal or state valuation allowance due to recent cumulative profit on a non-GAAP basis. Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its US net deferred tax assets (DTA) on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP Net Loss to Non-GAAP Net Income

Year to Date	(in thousands, except for shares and per share amounts)

	Nine Months Ended September 30,
	2021	2020	2019
GAAP net loss	($ 14,488)	($ 6,914)	($ 4,088)
Adjustments to reconcile GAAP net loss to non-GAAP net income:
Stock-based compensation expense	9,474	9,476	8,642
Amortization of acquired technology	1,525	431	431
Amortization of other acquired intangible assets	942	521	436
Expenses of arbitration (1)	1,194	830	—
Write-down in value of property and equipment	—	311	—
Restructuring charges and severance payment	—	—	122
Tax impact of reconciling items	—	(1,931)	(2,085)
Tax impact of the CARES Act (2)	—	(2,261)	—
Tax impact of valuation allowance for deferred tax assets (3)	1,552	—	—
Non-GAAP net income	$ 199	$ 463	$ 3,458
GAAP net loss per diluted share	($ 0.39)	($ 0.21)	($ 0.13)
Non-GAAP net income per diluted share	$ 0.01	$ 0.01	$ 0.10
Shares used in net income per diluted share calculation	37,723	34,705	33,025

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	The Company recognized a discrete tax benefit recognized from the carryback of net operating losses (NOLs) under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted in March 2020. Due to the full valuation allowance against U.S. DTA recognized in the fourth quarter of 2020, there is no tax benefit from the released tax attributes. The Company does not have any NOLs on a non-GAAP basis and, therefore, it did not recognize this discrete tax benefit in calculating its non-GAAP tax expense and net income (loss).
(3)	The Company's GAAP tax expense is higher year-to-date compared to the non-GAAP tax expense, primarily due to the GAAP full U.S. federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full US federal or state valuation allowance due to recent cumulative profit on a non-GAAP basis. Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its US net deferred tax assets (DTA) on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

	(in thousands)
	Q3’21	Q2’21	Q1’21	Q4’20	Q3’20
Cost of Revenue - GAAP	$ 11,070	$ 10,785	$ 10,663	$ 9,839	$ 9,493
Adjustments to reconcile GAAP Cost of Revenue to non-GAAP Cost of Revenue:
Stock-based compensation expense	(670)	(538)	(652)	(872)	(790)
Amortization of acquired technology	(454)	(536)	(535)	(274)	(144)
Cost of Revenue - Non-GAAP	$ 9,946	$ 9,711	$ 9,476	$ 8,693	$ 8,559

Research & Development - GAAP	$ 10,657	$ 11,064	$ 10,841	$ 9,981	$ 8,328
Adjustments to reconcile GAAP R&D to non-GAAP R&D:
Stock-based compensation expense	(1,299)	(1,126)	(1,588)	(1,187)	(1,148)
Write-down in value of property and equipment	—	—	—	(179)	—
Research & Development - Non-GAAP	$ 9,358	$ 9,938	$ 9,253	$ 8,615	$ 7,180

Selling, General, & Administrative - GAAP	$ 9,609	$ 9,410	$ 9,464	$ 8,625	$ 8,420
Adjustment to reconcile GAAP SG&A to non-GAAP SG&A:
Stock-based compensation expense	(1,394)	(1,078)	(1,129)	(928)	(1,192)
Expenses of arbitration (1)	(341)	(558)	(295)	(268)	(366)
Acquisition-related costs (2)	—	—	—	(752)	—
Selling, General, & Administrative - Non-GAAP	$ 7,874	$ 7,774	$ 8,040	$ 6,677	$ 6,862

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date

	(in thousands)
	Nine Months Ended September 30,
	2021	2020	2019

Cost of Revenue - GAAP	$ 32,518	$ 26,926	$ 24,414
Adjustments to reconcile GAAP Cost of Revenue to non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,860)	(2,582)	(2,404)
Amortization of acquired technology	(1,525)	(431)	(431)
Cost of Revenue - Non-GAAP	$ 29,133	$ 23,913	$ 21,579

Research & Development - GAAP	$ 32,562	$ 24,672	$ 23,993
Adjustments to reconcile GAAP R&D to non-GAAP R&D:
Stock-based compensation expense	(4,013)	(3,613)	(3,681)
Write-down in value of property and equipment	—	(149)	—
Adjustment to contingent consideration related to acquisition	—	—	(30)
Research & Development - Non-GAAP	$ 28,549	$ 20,910	$ 20,282

Selling, General, & Administrative - GAAP	$ 28,482	$ 24,052	$ 19,941
Adjustment to reconcile GAAP SG&A to non-GAAP SG&A:
Stock-based compensation expense	(3,601)	(3,281)	(2,557)
Expenses of arbitration (1)	(1,194)	(830)	—
Write-down in value of property and equipment	—	(162)	—
Selling, General, & Administrative - Non-GAAP	$ 23,687	$ 19,779	$ 17,384

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.

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